SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2002


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      0-21930                      77-0340829
(State or Other Jurisdiction      (Commission                   (IRS Employer
   of Incorporation)              File Number)               Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Reference is made to the press releases of BioSource International, Inc. (the "Registrant") issued on July 18, 2002, announcing the Registrant's financial results for the second quarter of fiscal year 2002, and July 23, 2002, announcing an amendment to the Registrant's current stock repurchase program. A copy of each press release, which contains information meeting the requirements of this Item 5, are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1      Press Release of the  Registrant  dated
                            July 18,  2002,  announcing  second  quarter
                            2002 financial results.

          Exhibit 99.2      Press Release of the  Registrant  dated
                            July 23, 2002, announcing an amendment to the Registrant's current stock repurchase program.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 24, 2002                    BIOSOURCE INTERNATIONAL, INC.



                                 By: /s/ CHARLES C. BEST
                                     ------------------------
                                     Charles C. Best
                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                              Page Number
-------                                                              -----------

99.1     Press Release dated July 18, 2002,                                5
         announcing first quarter 2002 financial results.
99.2     Press Release of the Registrant dated July 23, 2002, n            11
         announcing an amendment to the Registrant's current stock repurchase program.